UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2005
PHOTON DYNAMICS, INC.
(Exact name of registrant as specified in charter)

California	000-27234	94-3007502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5970 Optical Court
San Jose, California 95138-1400
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 226-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 8, 2005, Photon Dynamics, Inc. issued a press release announcing its fiscal 2005 fourth quarter and full year financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.
     The information in this current report and in the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Photon Dynamics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     In the course of preparing the audited financial results for the fiscal year ended September 30, 2005, Photon Dynamics’ management identified a potential error related to a charge for cost of revenues taken in the third quarter of fiscal 2005 ended June 30, 2005. Specifically, based on certain terms of the arrangement with the customer, a question was raised as to whether a portion of the cost of revenue on a machine shipped should have been delayed to the next quarter. Management reported the potential error to the audit committee of the board of directors of Photon Dynamics.
     On November 7, 2005, management concluded that with respect to the order in question, the cost of revenue related to the machine shipped, of approximately $754,000, should have been deferred to the next quarter. Accordingly, management concluded that Photon Dynamics should restate its financial statements for the quarter ended June 30, 2005. Photon Dynamics’ audit committee and management discussed this conclusion with Photon Dynamics’ independent registered public accounting firm, Ernst & Young LLP.
     Photon Dynamics has determined that the impact on loss per share for this item will be a decrease of $0.04 in loss per share.
     As a result of management’s determination, the previously issued financial statements for the fiscal quarter ended June 30, 2005 should no longer be relied upon.
Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated November 8, 2005, announcing Photon Dynamics’ Fiscal 2005 Fourth Quarter and Full Fiscal Year Financial Results, and Its Intention to Restate Financial Results For the Third Quarter of Fiscal 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PHOTON DYNAMICS, INC.
Dated: November 8, 2005	By:	/s/ Jeffrey Hawthorne
Jeffrey Hawthorne
Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release, dated November 8, 2005, announcing Photon Dynamics’ Fiscal 2005 Fourth Quarter and Full Fiscal Year Financial Results, and Its Intention to Restate Financial Results For the Third Quarter of Fiscal 2005.